SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

   / /      Preliminary Proxy Statement
   / /      Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)2))
   /X/      Definitive Proxy Statement
   / /      Definitive Additional Materials
   / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


   Payment of filing fee (check the appropriate box):

   /X/      No fee required.

   / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

   (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


   (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


   (4)      Proposed maximum aggregate value of transaction:

   (5)      Total fee paid:

   / /      Fee paid previously with preliminary materials.


   / /      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 1997
                             ----------------------

To the Stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC., a Delaware corporation (the "Company"), will be held at Swissotel New York, The Drake, 440 Park Avenue, New York, New York 10022, on Thursday, June 26, 1997 at 10:00 a.m., local time, for the following purposes:

         1.       To elect five members of the Board of Directors;

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock;

         3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Sheffield Medical Technologies Inc." to "Sheffield Pharmaceuticals, Inc."

         4.       To approve  certain  amendments  to the  Company's  1993 Stock
                  Option Plan.

         5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 13, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

                                   By Order of the Board of Directors

                                   GEORGE LOMBARDI
                                   SECRETARY
                                   Dated: New York, New York
May 28, 1997

              WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL
           MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED,
                   WHICH REQUIRES NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112
                            -------------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 1997
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of Proxies for the Annual Meeting of Stockholders to be held at Swissotel New York, The Drake, 440 Park Avenue, New York, New York 10022, on Thursday, June 26, 1997 at 10:00 a.m., local time, or at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to stockholders is May 28, 1997.

                        RECORD DATE AND VOTING SECURITIES

         The voting securities of the Company outstanding on May 13, 1997 consisted of 11,988,274 shares of Common Stock, $.01 par value (the "Common Stock"), entitling the holders thereof to one vote per share. Only stockholders of record as at that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) for the election as directors of the persons who have been nominated by the Board of Directors, (ii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from thirty million (30,000,000) shares to fifty million (50,000,000) shares, (iii) to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Sheffield Medical Technologies Inc." to "Sheffield Pharmaceuticals, Inc.," (iv) to approve certain amendments to the Company's 1993 Stock Option Plan (the "1993 Stock Option Plan"), (v) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997 and (vi) for any other matter that may properly come before the Annual Meeting in accordance with the judgment of the person or persons voting the Proxy.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting or by execution of a subsequent Proxy which is presented to the Annual Meeting, or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of the majority of the votes present and, therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

         All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. In addition, the Company has engaged MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of Proxies and will pay such firm a fee, estimated at $1,500, plus reimbursement of reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as of May 13, 1997, by (i) each director and director nominee, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock.



                                                   SHARES           PERCENT OF
                                                BENEFICIALLY       OUTSTANDING
            BENEFICIAL OWNER(1)                    OWNED         COMMON STOCK(2)

Douglas R. Eger...........................        827,456(3)            6.7%

Loren G. Peterson.........................        200,500               1.7%

Thomas M. Fitzgerald......................         59,972(4)              *

John M. Bailey............................         50,000(5)              *

Digby W. Barrios..........................            ---                 *

David A. Byron............................        200,000               1.7%

Carl F. Siekmann .........................        200,000               1.7%

George Lombardi ..........................        109,972(6)              *

Michael Zeldin............................         80,118(7)              *

--------------------

All Directors, Director nominees
and Executive Officers as a Group
(9 persons)...............................      1,728,018              13.7%

------------------
* Less than 1%.

(1) The persons named in the table, to the Company's knowledge, have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder. Unless otherwise indicated, the address of each person identified in the table is c/o Sheffield Medical Technologies Inc., 30 Rockefeller Plaza, Suite 4515, New York, New York 10112.

(2) Calculations assume that all options and warrants held by each director and executive officer and exercisable at or within 60 days after May 13, 1997 have been exercised.

(3) Includes 475,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of May 13, 1997.

(4) Includes 50,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of May 13, 1997.

(5) Consists of 50,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days after May 13, 1997. These options are held by John M. Bailey Associates Limited, trading as Bailey Associates ("Bailey Associates"), a company of which Mr. Bailey is a principal and majority shareholder.

(6) Includes 100,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of May 13, 1997.

(7) Includes 75,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days after May 13, 1997.




                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. If no contrary instructions are indicated, Proxies will be voted for the election of Douglas R. Eger, Loren G. Peterson, Thomas M. Fitzgerald, John M. Bailey and Digby W. Barrios the five nominees of the Board of Directors. All of the nominees are currently directors of the Company. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the Annual Meeting, the Proxies will be voted in favor of the remaining nominees and may also be voted for a substitute nominee or nominees selected by the Board of Directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      FOR ELECTION OF EACH OF THE NOMINEES

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table and paragraphs set forth information regarding each Director, Director nominee and executive officer of the Company:

                     NAME                              AGE          DIRECTOR SINCE        POSITION WITH COMPANY
Douglas R. Eger...............................          36          November 1991         Chairman and Director

Loren G. Peterson.............................          40          April 1997            Chief Executive Officer and
                                                                                          Director

Thomas M. Fitzgerald..........................          47          September 1996        President, Chief Operating
                                                                                          Officer and Director

John M. Bailey................................          49          April 1997            Director

Digby W. Barrios..............................          59          April 1997            Director

David A. Byron................................          48          ---                   Executive Vice President -
                                                                                          Scientific Affairs

Carl F. Siekmann..............................          53          ----                  Executive Vice President -
                                                                                          Corporate Development

George Lombardi...............................          53          ---                   Vice President, Chief
                                                                                          Financial Officer, Treasurer
                                                                                          and Secretary

Michael Zeldin................................          59          ---                   Vice President

         DOUGLAS R. EGER. Mr. Eger has been a Director of the Company since November 1991, served as President of the Company from March 1992 through June 1994 and has served as Chairman of the Company since June 1994. On February 13, 1995, Mr. Eger was elected Co-Chief Executive Officer of the Company and was elected Chief Executive Officer in February 1996. Mr. Eger served as Chief Executive Officer of the Company until April 1997. From 1987 to 1990, Mr. Eger was the owner of Eger Innovation Group, a privately held company engaged in a variety of technology development and venture capital activities. Mr. Eger was a founder of Eger Innovation Group, Inc. and a successor company, TechSource Development Corporation, a company founded in 1990 to assist universities in the development and commercialization of promising scientific discoveries.

         LOREN G. PETERSON. Mr. Peterson has been the Chief Executive Officer and a Director of the Company since April 1997. From January 1997 to April 1997, Mr. Peterson was a principal of Camelot Pharmacal, L.L.C., a privately held pharmaceutical development company he co-founded. From 1993 to 1996, Mr. Peterson served as Vice President - Finance and Chief Financial Officer of Bock Pharmacal Company, a privately held pharmaceutical company. From 1989 to 1993, Mr. Peterson was a partner of the accounting firm of Coopers & Lybrand LLP.

         THOMAS M. FITZGERALD. Mr. Fitzgerald has been a Director of the Company since September, 1996, has served as Chief Operating Officer of the Company since June 1996 and has served as President of the Company since February 1997. From 1989 to 1996 Mr. Fitzgerald was the Vice President and General Counsel of Fisons Corporation, an operating unit of Fisons Group plc, a U.K.-based ethical pharmaceutical company ("Fisons"). Mr. Fitzgerald was Assistant General Counsel of SmithKline Beecham prior to joining Fisons.

         JOHN M. BAILEY. Mr. Bailey has been a Director of the Company since April 1997. Mr. Bailey is the founder and majority shareholder of Bailey Associates, a consultancy specializing in providing companies with strategic advice and support through mergers, collaborations and divestments. From 1978 to 1996, Mr. Bailey was employed by Fisons, where he has held a number of senior positions. In 1993, Mr. Bailey was appointed to the main board of Fisons and, in 1995, he was appointed Corporate Development Director of Fisons. In that role he was directly responsible for worldwide strategic and corporate development and for all merger, divestment, acquisition and business development activities of Fisons Group worldwide.

         DIGBY W. BARRIOS. Mr. Barrios has been a Director of the Company since April 1997. Since 1992, Mr. Barrios has been a private consultant to the pharmaceutical industry. Mr. Barrios served from 1985 to 1987 as Executive Vice President, and from 1988 to 1992 as President and Chief Executive Officer, of Boehringer Ingelheim Corporation.

         DAVID A. BYRON. Mr. Byron has been Executive Vice President - Corporate Development of the Company since April 1997. From January 1997 to April 1997, Mr. Byron was a principal of Camelot Pharmacal, L.L.C., a privately held pharmaceutical development company he co-founded. From 1994 to December 1996, Mr. Byron served as Vice President of Scientific Affairs of Bock Pharmacal Company, a privately held pharmaceutical company. From 1990 to 1994, Byron served as Senior Director - New Product Development of Sanofi-Winthrop Pharmaceuticals Corporation.

         CARL F. SIEKMANN. Mr. Siekmann has been Executive Vice President - Corporate Development of the Company since April 1997. From January 1997 to April 1997, Mr. Siekmann was a principal of Camelot Pharmacal, L.L.C., a privately held pharmaceutical development company he co-founded. From 1992 to 1996, Mr. Siekmann served as Vice President of Business Development of Bock Pharmacal Company, a privately held pharmaceutical company.

         GEORGE LOMBARDI. Mr. Lombardi has been the Vice President and Chief Financial Officer of the Company since September 1995. From October 1994 until September 1995, Mr. Lombardi was Vice President and Chief Financial Officer and Director of Fidelity Medical Inc. From 1993 to 1994, Mr. Lombardi was the Senior Financial Executive for the New Jersey and New England operations of National Health Laboratories Inc. From 1986 until 1992, Mr. Lombardi was Vice President, Finance and Administration for Henley Chemicals, Inc., a subsidiary of Boehringer Engleheim Pharmaceutical Company. From 1976 until 1986, Mr. Lombardi held various financial positions with the Revlon Healthcare Group in New York.

         MICHAEL ZELDIN, PH.D. Mr. Zeldin has been a Vice President of the Company since April 1997. Mr. Zeldin served as Chief Scientific Officer and Director of the Company from June 1996 to April 1997. Mr. Zeldin served as Chief Operating Officer and Executive Vice President - Corporate Development of the Company from March 1996 to June 1996. From 1989 to March 1996, Mr. Zeldin was President of Cambridge Biomedical Management, a management assistance firm specializing in the biomedical and pharmaceutical industries. From 1985 to 1989, Mr. Zeldin was President and Director of Research of Procept, Inc., a developer of immunotherapeutic technologies and products.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1996. From time to time during such fiscal year, the members of the Board acted by unanimous written consent. The Company has standing Stock Option, Compensation and Audit Committees. The Stock Option Committee reviews, analyzes and approves grants of stock options and stock to eligible persons under the Company's 1993 Stock Option Plan and the Company's 1993 Restricted Stock Plan. The current members of the Stock Option Committee (appointed in April 1997) are Digby W. Barrios and John M. Bailey. The Stock Option Committee did not hold any formal meetings in 1996, but approved certain actions by written consent. The Compensation

Committee reviews, analyses and makes recommendations to the Board of Directors regarding compensation of Company directors, employees, consultants and others, including grants of stock options (other than stock option grants under the Company's 1993 Stock Option Plan). The current members of the Compensation
Committee (appointed in April 1997) are Digby W. Barrios, John M. Bailey and Douglas R. Eger. The Compensation Committee did not hold any formal meeting in 1996, but approved certain actions by written consent. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's compensation and accounting policies, controls and statements and coordinates with the Company's independent public accountants. The current members of the Audit Committee (appointed in April 1997) are John M. Bailey and Loren G. Peterson.

BOARD OF DIRECTORS COMPENSATION

         The Company does not currently compensate Directors who are also executive officers of the Company for their service on the Board of Directors. Under current Company policy, each non-employee director of the Company receives a fee of $750 for each Board of Directors meeting attended and $400 for each Board of Directors committee meeting attended. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors and its committees.

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the chief executive officer of the Company ("CEO") and the executive officers of the Company (other than the CEO) who were executive officers of the Company during the fiscal year ended December 31, 1996 and whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1996. See "Employment Agreements" below for a summary of the terms of the executive officers' current employment agreements with the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                                  LONG-TERM
                                                                                                                COMPENSATION
                                                                      ANNUAL COMPENSATION                          AWARDS
                                                     ---------------------------------------------           -----------------

                                                                                          OTHER ANNUAL           SECURITIES
              NAME AND                                                                    COMPENSATION           UNDERLYING
         PRINCIPAL POSITION                YEAR         SALARY($)        BONUS($)            ($)(1)              OPTIONS(#)
         ------------------                ----         ---------        --------            ------              ----------

Douglas R. Eger, Chairman(2).........      1996         $230,000          $25,000               0                        0
                                           1995         $172,500             0                  0                   80,000
                                           1994         $ 96,000             0                  0                        0

                                                                             0                  0
Michael Zeldin, Vice President ......      1996         $131,250             0                  0                  250,000

George Lombardi, Chief
Financial Officer, Treasurer               1996         $122,652             0                  0                        0
and Secretary........................      1995          $32,500             0                  0                  100,000

---------------------

(1)      PERQUISITES  AND  OTHER  PERSONAL  BENEFITS,   SECURITIES  OR  PROPERTY
         DELIVERED TO EACH EXECUTIVE OFFICER DID NOT EXCEED THE LESSER OF $50,000 OR 10% OF SUCH EXECUTIVE'S SALARY AND BONUS.

(2)      MR. EGER SERVED AS CHIEF  EXECUTIVE  OFFICER OF THE COMPANY UNTIL APRIL
         1997.

         THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION REGARDING STOCK OPTION GRANTS MADE TO MR. ZELDIN DURING THE FISCAL YEAR ENDED DECEMBER 31, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS
                              -------------------------------------------------------------------------------------


                                   % OF TOTAL
                               NO. OF SECURITIES       OPTIONS
                                   UNDERLYING        GRANTED TO             EXERCISE OR
                                    OPTIONS         EMPLOYEES IN             BASE PRICE                EXPIRATION
           NAME                    GRANTED(#)       FISCAL YEAR                ($/SH)                     DATE

Michael Zeldin, Vice                75,000               16%                   $5.25                    2/28/01
President                          100,000               21%                   $6.75                    2/28/01
                                    75,000               16%                   $8.25                    2/28/01

         The   following   table  sets  forth  certain   information   regarding
unexercised stock options held by Messrs. Eger, Zeldin and Lombardi as of December 31, 1996.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                                        No. of
                                                                                      Securities
                                                                                        Shares             Value (1) of
                                                                                      Underlying          Unexercised In-
                                                                                      Unexercised            The-Money
                                                                                    Options at FY-        Options at FY-
                                                Shares                                  End (#)               End ($)
                                             Acquired on            Value            Exercisable/          Exercisable/
                  NAME                       EXERCISE(#)          REALIZED           UNEXERCISABLE         UNEXERCISABLE

Douglas R. Eger                                 50,000            $ 171,875         475,000/25,000        365,850/46,250
Chairman

Michael Zeldin,                                   --                 --             75,000/175,000              --
Vice President

George Lombardi,                                  --                 --              50,000/50,000              --
Vice President, Chief Financial
Officer, Treasurer and Secretary

-----------------
(1) Represents the total gain that would be realized if all-in-the-money options held at December 31, 1996 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the closing sale price of Common Stock of $3.75 per share reported by AMEX for December 31, 1996. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EMPLOYMENT AGREEMENTS

         In October 1995, the Company entered into a two-year employment agreement with Douglas R. Eger, pursuant to which Mr. Eger serves as the Company's Chairman. The term of the agreement is automatically extended for an additional one year term from year to year unless either party notifies the other of its intention to terminate at least 60 days prior to the end of the then current term. Mr. Eger is required to devote such time, attention and energy to the Company as required for performance of his duties under the agreement. The agreement includes confidentiality and non-compete provisions. Mr. Eger's annual base salary under the agreement is $230,000.

         In September 1995, the Company entered into a two-year employment agreement with George Lombardi pursuant to which Mr. Lombardi serves as Vice President and Chief Financial Officer of the Company. Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least 90 days prior to the initial day of new term. If Mr. Lombardi's employment is terminated other than for cause, he is entitled to receive a severance payment of $65,000 payable in six $10,833 installments. The agreement contains non-compete and confidentiality provisions. Mr. Lombardi's annual base salary under the agreement is currently $130,000.

         In March 1996, the Company entered into a two-year employment agreement with Michael Zeldin pursuant to which Mr. Zeldin serves as Vice President of the Company. The agreement automatically renews for successive one year terms unless either party provides written notice to the other of his or its intent to terminate at least 90 days prior to the end of the current term. The agreement contains non-compete and confidentiality provisions. Mr.
Zeldin's annual base salary under the agreement is $175,000.

         In June 1996, the Company entered into a three-year employment agreement with Thomas M. Fitzgerald pursuant to which Mr. Fitzgerald serves as Chief Operating Officer of the Company. Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least six months prior to the end of the then current term. If Mr. Fitzgerald's employment is terminated other than for cause, he is entitled to receive a severance payment of $87,500, payable in six equal monthly installments. The agreement contains non-compete and confidentiality provisions. Mr. Fitzgerald's annual base salary under the agreement is currently $175,000.

         In April 1997, the Company entered into a five-year employment agreement with Loren G. Peterson pursuant to which Mr. Peterson serves as Chief Executive Officer of the Company. Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least six months prior to the end of the then current term. If Mr. Peterson's employment is terminated other than for cause, he is entitled to receive a severance payment equal to seventy-five percent of his then current base salary, payable in nine equal monthly installments. The agreement contains non-compete and confidentiality provisions. Mr. Peterson's annual base salary under the agreement is $175,000.

         In May 1997, the Company entered into a five-year employment agreement with Carl F. Siekmann pursuant to which Mr. Siekmann serves as Executive Vice President - Corporate Development of the Company. Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least six months prior to the end of the then current term. If Mr. Siekmann's employment is terminated other than for cause, he is entitled to receive a severance payment equal to seventy-five percent of his then current base salary, payable in nine equal monthly installments. The agreement contains non-compete and confidentiality provisions. Mr. Siekmann's annual base salary under the agreement is $160,000.

         In May 1997, the Company entered into a five-year employment agreement with David A. Byron pursuant to which Mr. Byron serves as Executive Vice President - Scientific Affairs of the Company. Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least six months prior to the end of the then current term. If Mr. Byron's employment is terminated other than for cause, he is entitled to receive a severance payment of equal to seventy-five percent of his then current base salary, payable in nine equal monthly installments. The agreement contains non-compete and confidentiality provisions. Mr. Byron's annual base salary under the agreement is $160,000.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all Section 16(a) forms that were required to be filed during the fiscal year ended December 31, 1996 were filed in compliance with the applicable requirements of Section 16(a).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 25, 1997, Camelot Pharmacal, L.L.C., a Missouri limited liability company ("Camelot"), merged with and into CP Pharmaceuticals, Inc., a newly formed subsidiary of the Company. The principals of Camelot at the time of the merger were Loren G. Peterson, Carl F. Siekmann and David A. Byron. Pursuant to the related agreement and plan of merger, Messrs. Peterson, Siekmann and Byron each received 200,000 shares of Common Stock. Following the consummation of the merger, each of Messrs. Peterson, Siekmann and Byron entered into employment agreements with Sheffield and received stock options providing each individual the right to purchase up to 400,000 shares of Common Stock. The Company has agreed to reimburse Messrs. Peterson, Siekmann and Byron upon the occurrence of certain events for certain income taxes payable by them upon exercise of their stock options in an amount of up to $250,000 per person. In connection with the merger, Anthony B. Alphin, Jr., Bernard Laurent, Stephen Sohn and Michael Zeldin resigned as Directors of the Company.

         In connection with Arthur M. Jenke's resignation as Director and Chief Financial Officer of the Company in September 1994, the Company entered into a consulting agreement with Mr. Jenke. Pursuant to the consulting agreement, Mr. Jenke agreed to provide advice to the Company in connection with various Company matters, including periodic filings and registration statements with the Commission. Mr. Jenke received approximately $5,300 per month for his services under the consulting agreement and was reimbursed for his related expenses. In addition, the consulting agreement provides that the Company shall permit Mr. Jenke to effect a "cashless" exercise of his outstanding options and warrants. Mr. Jenke's services to the Company as a consultant concluded in January 1995. The Company issued Mr. Jenke 162,877 shares of Common Stock in September, 1996 in satisfaction of its obligation to effect a cashless exercise of Mr. Jenke's outstanding options and warrants.

         In October 1996, the Company entered into a consulting agreement with Bailey Associates pursuant to which Bailey Associates agreed to provide, among other services, evaluations of the Company's business and current and future projects. Pursuant to such agreement, the Company agreed to grant Bailey Associates stock options for up to 100,000 shares of Common Stock upon satisfactory completion of certain assignments. As of the date of this Proxy Statement, options to purchase 50,000 shares of Common Stock have been issued to Bailey Associates under the terms of the consulting agreement. In addition, the Company has agreed to pay Bailey Associates a fee of from two to five percent of the net proceeds received by Sheffield for any technology out-licensing or sales arranged by Bailey Associates of projects being developed by the Company's subsidiary, Ion Pharmaceuticals, Inc. ("Ion"), and a fee of from two to five percent of the sale price of Common Stock sold in a merger or sale of the Company arranged by Bailey Associates. John M. Bailey, a Director of the Company, is a principal and majority shareholder of Bailey Associates.

         Dr. Stephen Sohn and Bernard Laurent, former Directors of the Company, each received fees of $16,667 and $72,000, respectively, in 1996 from the Company in consideration of scientific consulting services rendered to the Company by them.

         In April 1997, the Company made a loan of $80,000 to Douglas R. Eger. The loan is payable in full, together with accrued interest, on December 31, 1997 and is secured by 30,000 shares of Common Stock owned by Mr. Eger.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
               OF THE PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN



                                 PROPOSAL NO. 2

                        INCREASE AUTHORIZED COMMON STOCK

         The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from thirty million (30,000,000) shares to fifty million (50,000,000) shares. No increase is proposed in the currently authorized number of shares of the Company's Preferred Stock. If approved by the stockholders, the first sentence of Article Four of the Company's Certificate of Incorporation would be amended to provide as follows:

         "Fourth: The total number of shares of stock that the Corporation shall have authority to issue is (i) fifty million (50,000,000) shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) three million (3,000,000) shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

         The Company is currently authorized to issue 30,000,000 shares of Common Stock. As of May 13, 1997, the record date for the Annual Meeting, 11,988,274 shares of Common Stock were issued and outstanding, and approximately an additional 4,400,000 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options and warrants and for options that may be granted in the future under the 1993 Stock Option Plan and the 1996 Directors Plan (assuming the approval of the amendment to the 1993 Stock Option Plan by stockholders described in this proxy statements).

         The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have available authorized but unissued shares of Common Stock in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financings. No stockholder of the Company would have any preemptive rights regarding future issuance of any shares of Common Stock.

         The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that if an increase in the authorized number of shares of Common Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

         Issuing additional shares of Common Stock may have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Company's Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to stockholders any anti-takeover measures.

         The affirmative vote of the holders of a majority of outstanding shares of Common Stock is required for approval of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
        THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION



                                 PROPOSAL NO. 3
                    CHANGING THE NAME OF THE CORPORATION FROM
                      "SHEFFIELD MEDICAL TECHNOLOGIES INC."
                      TO "SHEFFIELD PHARMACEUTICALS, INC."


         The Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to amend the Company's Certificate of Incorporation to change the name of the Company from "Sheffield Medical Technologies Inc." to "Sheffield Pharmaceuticals, Inc." The purpose of this amendment is to emphasize the Company's strategy to develop commercially attractive pharmaceutical products. The Board of Directors has recommended the change of the Company's name because it believes that the new name better reflects the purposes and goals of the Company.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment to change the name of the Company.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
        THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION




                                 PROPOSAL NO. 4

                APPROVAL OF AMENDMENTS TO 1993 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders proposals to amend the 1993 Stock Option Plan to provide, among other things, (i) an increase in the number of shares reserved for issuance pursuant to the exercise of options granted thereunder from 1,000,000 shares of Common Stock to 3,000,000 shares of Common Stock, (ii) that the 1993 Stock Option Plan be administered by a committee of "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code and that the 1993 Stock Option Plan otherwise complies with Rule 16b-3 and (iii) for limitations on the number of shares subject to options granted under the 1993 Stock Option Plan to enable (a) compensation realized upon the exercise of options granted under the 1993 Stock Option Plan to be regarded as "performance-based" under
Section 162(m) of the Code and (b) such compensation to be deductible without regard to the limits of Section 162(m) of the Code. Such amendments are collectively referred to herein as the "Amendments." The full text of the provisions of the 1993 Stock Option Plan that are being amended is described below.

         The purposes of the 1993 Stock Option Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentives to employees of the Company and to promote the success of the Company's business through the grant of options to purchase Common Stock. Each option granted pursuant to the 1993 Stock Option Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-statutory stock option."

         The 1993 Stock Option Plan, as proposed to be amended, would authorize the issuance of a maximum of 3,000,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the date hereof, stock options to purchase 932,000 of the 1,000,000 shares of Common Stock currently available under the 1993 Stock Option Plan have been granted to officers and employees of the Company. In addition, 900,000 options have been granted to Messrs. Peterson, Siekmann and Byron under the 1993 Stock Option Plan, subject to the stockholders' approval of the Amendments. Options to purchase a total of 18,500 shares of Common Stock under the 1993 Stock Option Plan have been exercised through the date hereof.

         The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the Amendments because they will (i) enable compensation attributable to stock options received under the 1993 Stock Option Plan to qualify as "performance-based" for the purposes of Section 162(m) of the Code, (ii) enable the 1993 Stock Option Plan to comply with Rule 16b-3 and (iii) provide the Company with greater flexibility in formulating the specific terms of option grants. At the present time, in light of current compensation levels of the Company's executive officers, it is not expected that the $1 million threshold of Section 162(m) of the Code will be reached with respect to the salary and bonus to be paid to any individuals in 1997. In addition, in connection with adopting the Amendments, certain conforming definitional changes have been made to the 1993 Stock Option Plan. Options recently granted to Messrs. Peterson, Siekmann and Byron under the 1993 Stock Option Plan for an aggregate of 1,200,000 shares of Common Stock will be reissued as non-statutory stock options outside the 1993 Stock Option Plan if the Amendments to the 1993 Stock Option Plan are not approved.

         A COPY OF THE 1993 STOCK OPTION PLAN THAT REFLECTS THE AMENDMENTS PROPOSED IN THIS PROXY STATEMENT IS ATTACHED HERETO AS ANNEX A.

                  The following are the proposed Amendments to the 1993 Stock Option Plan:

          A. The following paragraph shall be added to the end of Section 1 (Purposes of the Plan):

                  "The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1."

          B. Section 2(e) of the 1993 Stock Option Plan shall be amended in its entirety to read as follows:

                           "(e)   "COMMITTEE"   shall  mean  the  Stock   Option
                  Committee composed of two or more directors who are Non-Employee Directors and Outside Directors and who shall be elected by, and shall serve at the pleasure of, the Board, and shall be responsible for administering the Plan in accordance with paragraph (a) of Section 4 of the Plan."

          C. Section 2(f) of the 1993 Stock Option Plan shall be amended in its entirety to read as follows:

                           "(f) "EMPLOYEE"  shall mean key employees,  including
                  salaried officers and directors and other key individuals employed by or performing services for the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company."

          D. Paragraphs (j) and (o) of Section 2 shall be amended in their entirety to read as follows:

                           "(j)    "NON-EMPLOYEE    DIRECTOR"   shall   mean   a
                  non-employee director as defined in Rule 16b- 3."

                           "(o)  "OUTSIDE   DIRECTOR"   shall  mean  an  outside
                  director as defined in Section 162(m) of the Code or the rules and regulations promulgated thereunder."

          E. The first sentence of Section 3 of the 1993 Stock Option Plan (Common Stock Subject to the Plan) shall be amended to read as follows:

                  "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Three Million (3,000,000) Shares of Common Stock."

          F. The following sentence shall be added to the end of Section 3 (Common Stock Subject to the Plan):

                  "The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000 Shares and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder."

          G. Clause (vii) of Section 4(b) (Powers of the Board) shall be amended to read as follows:

                  "(vii) to determine the terms and provisions of each Option granted including, without limitation, the terms of exercise (including the period of exercisability) or forfeiture of Options granted hereunder upon termination of the employment of an Employee;"

          H. The following paragraph shall be added to the end of Section 4 (Administration of the Plan) as a new paragraph (d):

                           "(d) In the event that for any  reason the  Committee
                  is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of options or Shares does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3."

          I. The first sentence of Section 5(b) (Eligibility) shall be amended to read as follows:

                  "Unless otherwise provided in the applicable Stock Option Agreement, all Options granted to Employees of the Company under the Plan will be subject to forfeiture until such time as the Optionee has been continuously employed by the Company for one year after the date of the grant of the Options, and may not be exercised prior to such time."

          J. The following sentence shall be added to the end of Section 7 (Terms of Option):

                  "If an option granted to the Company's chief executive officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted."


          K. The first two sentences of Section 9(b) (Termination of Status as an Employee) shall be amended in their entirety to read as follows:

                  "Unless otherwise provided in the applicable Stock Option Agreement, if an Employee's employment by the Company is terminated for cause, then any Option held by the Employee shall be immediately canceled upon termination of employment and the Employee shall have no further rights with respect to such Option. Unless otherwise provided in the Stock Option Agreement, if an Employee's employment by the Company is terminated for reasons other than cause, and does not occur due to death or disability, then the Employee may, with the consent of the Board, for ninety (90) days after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination.

          L. Section 9(c) (Disability) shall be amended in its entirety to read as follows:

                  "Unless otherwise provided in the applicable Stock Option Agreement, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate."

          M.   Section 9(d) shall be amended in its entirety to read as follows:

                  "(d) DEATH. Unless otherwise provided in the Stock Option Agreement, if an Employee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Board) by the Employee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Employee was entitled to exercise the Option on the date of death. To the extent the Employee was not entitled to exercise the Option on the date of death, or if the Employee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate."

ADMINISTRATION OF THE PLAN

         The 1993 Stock Option Plan is administered by the Stock Option Committee of the Board of Directors, which determines to whom, among those eligible, and the time or times at which options, will be granted, the number of shares to be subject to options the duration of options, any conditions to the exercise of options, and the manner in a price at which options may be exercised. In making such determinations, the Stock Option Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee in its discretion deems relevant.

         The Stock Option Committee is authorized to amend, suspend or terminate the 1993 Stock Option Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) materially increase the number of shares that may be issued pursuant to the exercise of options granted under the 1993 Stock Option Plan; (ii) permit the grant of an incentive stock option under the 1993 Stock Option Plan with an option price less than 100% of the fair market value of the shares at the time such option is granted; or (iii) materially change the eligibility requirements for participation in the 1993 Stock Option Plan.

         Unless the 1993 Stock Option Plan is terminated by the Stock Option Committee, it will terminate on August 30, 2003. No additional options shall be granted under the 1993 Stock Option Plan after such date, but options issued under the 1993 Stock Option Plan on or after such date shall remain in full force and effect.

OPTION PRICE

         The exercise price of each option is determined by the Stock Option Committee, but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of an incentive stock option, nor less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

         Unless otherwise provided in the Stock Option Agreement, the term of each option shall be five (5) years from the date of grant, provided that the maximum term of each option shall be 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1993 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

REGISTRATION OF SHARES

         The Company has filed a registration statement under the Securities Act with respect to 1,000,000 shares of Common Stock issuable pursuant to the 1993 Stock Option Plan. The Company intends to file an additional registration statements under the Securities Act with respect to additional shares of Common Stock issuable pursuant to the Amendment subsequent to the Amendment's approval by the Company's stockholders.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of the Common Stock present, in person or by proxy, is required by approval of the Amendments to the 1993 Stock Option Plan.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                 ADOPTION OF THE PROPOSED AMENDMENTS TO THE 1993
                               STOCK OPTION PLAN.




                                 PROPOSAL NO. 5

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP to be the independent auditors of the Company for the fiscal year ending December 31, 1997. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted to stockholders for ratification. If stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, is required for ratification of the appointment of Ernst & Young LLP as independent auditors of the Company.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE
                         COMPANY'S INDEPENDENT AUDITORS.


                  RESIGNATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         On January  10,  1995,  KPMG Peat  Marwick  LLP  ("KPMG")  resigned  as independent accountants to the Company. KPMG's accountant's report on the financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report dated February 11, 1994 on the consolidated balance sheet as of December 31, 1993, and the consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1993 and 1992 and the period from October 17, 1986 (inception) to December 31, 1993 contained a separate paragraph stating that the Company's "recurring losses and net deficit position raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." There were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         On March 2, 1995, Ernst & Young LLP was engaged as the new independent accountants to the Company. This change in accountants was approved by the Board of Directors of the Company.

                              STOCKHOLDER PROPOSALS

         To the extent required by law, any stockholder proposal intended for presentation at next year's annual stockholders' meeting must be received at the Company's principal executive offices prior to January 28, 1997.


                                  OTHER MATTERS

         So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the forthcoming Annual Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, including financial statements, has been mailed to stockholders with this Proxy Statement. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and a copy will be sent to you.

                                        By Order of the Board of Directors


                                        GEORGE LOMBARDI
                                        SECRETARY

Dated:   New York, New York
         May 28, 1997

                                                                         Annex A


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.

                             1993 STOCK OPTION PLAN


         1. PURPOSES OF THE PLAN. The purposes of this 1993 Stock Option Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentive to Employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock. Options granted hereunder may be either Incentive Stock or Non-Statutory Stock Options, at the discretion of the Board. The type of options granted shall be reflected in the terms of written Stock Option agreements. The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company or, when appropriate, the Committee administering the Plan, if one has been appointed.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "COMMON STOCK" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

                  (d) "COMPANY" shall mean SHEFFIELD MEDICAL TECHNOLOGIES INC., a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 425(e) and (f), respectively, of the Code.

                  (e) "COMMITTEE" shall mean the Stock Option Committee composed of two or more directors who are Non-Employee Directors and Outside Directors and who shall be elected by and shall serve at the pleasure of the Board and shall be responsible for administering the Plan in accordance with paragraph (a) of Section 4 of the Plan.

                  (f) "EMPLOYEE" shall mean key employees, including salaried officers and directors and other key individuals employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (g) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

                  (h) "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the WALL STREET JOURNAL (or, if not so reported, as otherwise reported in the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the NASDAQ Stock Market, the American Stock Exchange, the NASDAQ/National Market System, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the WALL STREET JOURNAL.

                  (i) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of
         Section 422 of the Code.

                  (j) "NON-EMPLOYEE DIRECTOR" shall mean a non-employee director as defined in Rule 16b-3.

                  (k) "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

                  (l) "OPTION" shall mean a stock option granted under the Plan.

                  (m) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (n) "OPTIONEE" shall mean an Employee of the Company who has been granted one or more Options.

                  (o) "OUTSIDE DIRECTOR" shall mean an outside director as defined in Section 162(m) of the Code or the rules and regulations promulgated thereunder.

                  (p) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (q) "PLAN" shall mean this 1993 Stock Option Plan.

                  (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section ----- 11 of the Plan.

                  (s) "STOCK OPTION AGREEMENT" shall mean the written agreement between the Company and the Optionee relating to the grant of an Option.

                  (t)  "SUBSIDIARY"  shall  mean  a  "subsidiary   corporation,"
         whether now or hereafter existing, as defined in Section 425(f) of the Code.

                  (u) "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

         3.  COMMON  STOCK  SUBJECT TO THE PLAN.  Subject to the  provisions  of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Three Million (3,000,000) Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired by the Company and held in treasury.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000 Shares and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder.

         4.       ADMINISTRATION OF THE PLAN.

                  (a)      PROCEDURE.

                           (i) The Plan  shall be  administered  by the Board in
                  accordance with Rule 16b-3 under the Exchange Act ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time, and, provided further, that if the Board is not "disinterested" within the meaning of Rule 16b-3, the Plan shall be administered by a Committee in accordance with Rule 16b-3.

                           (ii) Once appointed,  the Committee shall continue to
                  serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused: provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the "disinterested administration" requirements of Rule 16b-3.

                  (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:
                  (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted including, without limitation, the terms of exercise (including the period of exercisability) or forfeiture of Options granted hereunder upon termination of the employment of an Employee; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (d) INABILITY OF COMMITTEE TO ACT. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of options or Shares does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         5.       ELIGIBILITY.

                  (a) Consistent with the Plan's purposes, Options may be granted only to Employees of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

                  (b) Unless otherwise provided in the applicable Stock Option Agreement, all Options granted to Employees of the Company under the Plan will be subject to forfeiture until such time as the Optionee has been continuously employed by the Company for one year after the date of the grant of the Options, and may not be exercised prior to such time. At such time as the Optionee has been continuously employed by the Company for one year, the foregoing restriction shall lapse and the Optionee may exercise the Options at any time otherwise consistent with the Plan.

                  (c) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all employee benefit plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

         6. STOCKHOLDER APPROVAL AND EFFECTIVE DATES. The Plan became effective upon approval by the Board. No Option may be granted under the Plan after August 30, 2003 (ten years from the effective date of the Plan); provided, however that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

         7. TERM OF  OPTION.  Unless  otherwise  provided  in the  Stock  Option
Agreement, the term of each Option shall be five (5) years from the date of grant thereof. In no case shall the term of any Option exceed ten (10) years from the date of grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent
Stockholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement. If an option granted to the Company's chief executive officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.

         8.       EXERCISE PRICE AND PAYMENT.

                  (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant, and in the case of a Nonstatutory Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Stockholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                  (b) PAYMENT. The price of an exercised Option and the Employee's portion of any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                           (i) In  United  States  dollars  in cash or by check,
                  bank draft or money order payable to the order of the Company; or

                           (ii) At the  discretion  of the  Board,  through  the
                  delivery of shares of Common Stock with an aggregate Fair Market Value equal to the option price and withholding taxes, if any; or

                           (iii) At the  election  of the  Optionee  pursuant to
                  Section  17 and with the  consent  of the  Board  pursuant  to
                  Section 4(b)(x), by the Company's retention of such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Employee's portion of the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee;

                           (iv) By a  combination  of (i), (ii) and (iii) above;
                  or

                           (v) In the manner provided in subsection (c) below.

                  The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

                  (c) FINANCIAL ASSISTANCE TO OPTIONEES. The Board may assist Optionees in paying the exercise price of Options granted under this Plan in the following manner:

                           (i) The  extension  of a loan to the  Optionee by the
                  Company; or

                           (ii) Payment by the Optionee of the exercise price in
                  installments; or

                           (iii) A guaranty by the Company of a loan obtained by
                  the Optionee from a third party.

                  The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board, in its sole discretion. Subject to applicable margin requirements, any loans, installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available shall not exceed the exercise price for the Shares for which the Option is to be exercised, plus any federal and state income tax liability incurred in connection with the exercise of the Option.

         9.       EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares to which the Option is exercised.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in the applicable Stock Option Agreement, if an Employee's employment by the Company is terminated for cause, then any Option held by the Employee shall be immediately canceled upon termination of employment and the Employee shall have no further rights with respect to such Option. Unless otherwise provided in the Stock Option Agreement, if an Employee's employment by the Company is terminated for reasons other than cause, and does not occur due to death or disability, then the Employee may, with the consent of the Board, for ninety (90) days after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate.

                  (c) DISABILITY. Unless otherwise provided in the applicable Stock Option Agreement, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate.

                  (d) DEATH. Unless otherwise provided in the Stock Option Agreement, if an Employee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Board) by the Employee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Employee was entitled to exercise the Option on the date of death. To the extent the Employee was not entitled to exercise the Option on the date of death, or if the Employee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate.

         10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or pursuant to a "qualified domestic relations order" under the Code and ERISA, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger of`sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the Stockholders of the Company, to the extent required by law, rule or regulation:

                           (i) Any  material  increase  in the  number of Shares
                  subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                           (ii) Any material  change in the  designation  of the
                  Employees eligible to be granted Options; or

                           (iii) Any material  increase in the benefits accruing
                  to participants under the Plan.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired upon the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

         15. RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. OPTION AGREEMENT. Options shall be evidenced by Stock Option Agreements in such form as the Board shall approve.

         17. WITHHOLDING TAXES. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

                  An Optionee who is also an officer of the Company must make the above described election:

                  (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

                  (b)      either:

                           (i)      six months prior to the Tax Date, or

                           (ii) prior to the Tax Date and during the period beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

         18.      MISCELLANEOUS PROVISIONS.

                  (a) PLAN EXPENSE. Any expense of administering this Plan shall be borne by the Company.

                  (b) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                  (c) CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Wyoming, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Wyoming without regard to conflict of law principles and, where applicable, in accordance with the Code.

                  (d) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                  (e) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suite or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

                  (f) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                  (g) NO EMPLOYMENT AGREEMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       SHEFFIELD MEDICAL TECHNOLOGIES INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 1997

                  The undersigned, a stockholder of Sheffield Medical Technologies Inc., a Delaware corporation (the "Company"), does hereby appoint Douglas R. Eger and George Lombardi, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Swissotel New York, The Drake, 440 Park Avenue, New York, New York 10022, on Thursday, June 26, 1997, at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.       ELECTION OF DIRECTORS:

                  To vote for the election of the following directors:
                  Douglas R. Eger, Loren G. Peterson, Thomas M. Fitzgerald, John M. Bailey, and Digby W. Barrios.

                             TO WITHHOLD
                             AUTHORITY            TO WITHHOLD AUTHORITY
                             TO VOTE              TO VOTE FOR ANY INDIVIDUAL
                             FOR ALL              NOMINEE(S), PRINT NAME(S)
                  FOR ____   NOMINEES ____                 BELOW
                                                  -------------------------

                                                  -------------------------

                                                  -------------------------

                                                  -------------------------


         2.       AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION:

                  To  vote  for  approval  of the  amendment  to  the  Company's
                  Certificate  of   Incorporation  to  increase  the  number  of
                  authorized shares of the Company's Common Stock.

                  FOR ____       AGAINST  ____        ABSTAIN ____

         3.       AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION:

                  To vote for approval of the amendment of the Company's Certificate of Incorporation to change the name of the Company from "Sheffield Medical Technologies Inc." to "Sheffield Pharmaceuticals, Inc."

                  FOR ____       AGAINST  ____        ABSTAIN ____


         4.       AMENDMENTS TO THE COMPANY'S 1993 STOCK OPTION PLAN:

                  To vote for approval of the amendments to the Company's 1993 Stock Option Plan.

                  FOR ____       AGAINST  ____        ABSTAIN ____


         5.       RATIFICATION OF APPOINTMENT OF AUDITORS:

                  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

                  FOR ____       AGAINST  ____        ABSTAIN ____


         6.       DISCRETIONARY AUTHORITY:

                  To vote with discretionary authority with respect to all other matters which may come before the Meeting.

                  FOR ____       AGAINST  ____        ABSTAIN ____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION AS DIRECTORS OF THE PERSONS WHO HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS,
(II)  FOR  THE  APPROVAL  OF  AN  AMENDMENT  TO  THE  COMPANY'S  CERTIFICATE  OF
INCORPORATION (INCREASE IN AUTHORIZED SHARES), (III) FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION (CHANGE OF COMPANY
NAME), (IV) FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY'S 1993 STOCK OPTION PLAN, (V) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997 AND (VI) IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 28, 1997.

Dated _______________________, 1997

_____________________________ (L.S.)

_____________________________ (L.S.)
                  Signature(s)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING ON BEHALF OF A CORPORATION, YOU SHOULD BE AN AUTHORIZED OFFICER OF SUCH CORPORATION, AND PLEASE GIVE YOUR TITLE AS SUCH.


                                    -3-